Exhibit 10.2
AMENDMENT NO. 1 TO THE FIFTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF ZOOMINFO HOLDINGS LLC
A Delaware Limited Liability Company
March 12, 2021
THIS AMENDMENT NO. 1 (this “Amendment”) to the Limited Liability Company Agreement (as amended, restated or otherwise modified from time to time, the “LLC Agreement”) of ZoomInfo Holdings LLC, a Delaware limited liability company (the “Company”), dated as of June 3, 2020, is adopted, executed and entered into by ZoomInfo Intermediate Holdings LLC (the “Managing Member”) and the other parties hereto as of the date first written above. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the LLC Agreement.
WHEREAS, on June 3, 2020, the parties hereto entered into the LLC Agreement;
WHEREAS, Section 15.2 of the LLC Agreement provides that the Managing Member, with the consent of the other parties hereto, may amend the LLC Agreement;
WHEREAS, the Managing Member and the other parties hereto desire to amend the LLC Agreement on the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the mutual covenants contained herein and in other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Manager, intending to be legally bound, hereby agrees as follows:
1.Amendment to the LLC Agreement. Section 4.4(b) of the LLC Agreement is hereby deleted in its entirety and replaced with the following:
(b) Items of Company taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall be allocated among the holders of Units in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value; provided, however, that notwithstanding anything herein to the contrary, (i) other than with respect of revaluations of such property, the Company shall elect to use the “remedial method” of allocations within the meaning of Treasury Regulations Section 1.704-3(d) in respect of property deemed contributed to the Company by the Holding Company pursuant to Section 3.2(d) of the Limited Liability Company Agreement of the Company dated May 29, 2014 and the provisions related thereto in the Original Purchase Agreement, and the Holding Company shall provide the Company any information, records or assistance reasonably requested to allow the Company to make such allocations under the “remedial method”, (ii) the Company shall elect to use the “traditional method with curative allocations” within the meaning of Treasury Regulations Section 1.704-3(c) in respect of section 197 intangibles (as defined in Section 197(d) of the Code) that are subject to reverse Section 704(c) allocations as a result of a contribution of cash by Intermediate Holdings at the time of the Initial Public Offering, and in respect of revaluations of such property following the Initial Public Offering, with such curative allocations limited to gain from the sale of such section 197 intangibles as described in Treasury Regulations Section 1.704-3(c)(3)(iii)(B) and (iii) the Company shall elect to use the “traditional method” of allocations within the meaning of Treasury Regulations Section 1.704-3(b) in respect of all other property (other than the property described in clause (i) or clause (ii) of this sentence) contributed or deemed contributed to the Company prior to the time of the Initial Public Offering. For any Company asset not described in the foregoing sentence the Book Value of which differs from the adjusted basis of such property to the Company for federal income tax purposes, income, gain, loss and deduction with respect to such property shall be allocated solely for income tax purposes in accordance with the principles of Sections 704(b) and (c) of the Code in any manner determined by the Managing Member and permitted by the Code and Treasury Regulations so as to take account of the difference between Book Value and adjusted basis of such property. In making allocations pursuant to this Section 4.4(b), the Managing Member shall take into account the methodologies set forth in Exhibit B. Notwithstanding the foregoing, such allocations may be adjusted as reasonably deemed necessary by the Managing Member, acting in good faith, to give economic effect to the provisions of this Agreement.
2.Miscellaneous.
(a) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
(b) No Other Amendments. Except as modified by this Amendment, the LLC Agreement shall remain in full force and effect. Nothing herein shall be held to alter, vary or otherwise affect the terms, conditions and provisions of the LLC Agreement, other than as expressly contemplated herein.
(c) Controlling Law; Forum. This Acknowledgment and Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any dispute relating hereto shall be heard in the state or federal courts of Delaware, and the parties agree to exclusive jurisdiction and venue therein and waive any objection based on venue or forum non conveniens with respect to any action instituted therein.
(d) Severability. If any provision of this Amendment shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

(e) Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
ZOOMINFO HOLDINGS LLC
By:

/s/ Anthony Stark

Name:    Anthony Stark
Title:    Secretary, General Counsel
ZOOMINFO INTERMEDIATE HOLDINGS LLC, as Managing Member
By:

/s/ Anthony Stark

Name:    Anthony Stark
Title:    General Counsel and Corporate Secretary

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo Holdings LLC]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
MEMBERS:

DO Holdings (WA), LLC
By:

/s/ Henry Schuck

Name:    Henry Schuck
Title:    Chief Executive Officer
HSKB Funds, LLC

By: HLS Management, LLC, its manager

By:

/s/ Henry Schuck

Name:    Henry Schuck
Title:    Authorized Signatory

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo Holdings LLC]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
MEMBERS:

22C MAGELLAN HOLDINGS LLC
By:

/s/ D. Randall Winn

Name:    D. Randall Winn
Title:    Authorized Signatory
By:

/s/ Eric Edell

Name:    Eric Edell
Title:    Authorized Signatory
Address: c/o 70 East 55th Street, 14th Floor
New York, New York 10022

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo Holdings LLC]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
MEMBERS:

CARLYLE PARTNERS VI EVERGREEN HOLDINGS, L.P.

By: TC Group VI SI, L.P., its general partner

By: TC Group VI SI, L.L.C., its general partner
By:

/s/ Patrick McCarter

Name:    Patrick McCarter
Title:    Authorized Person
Address: c/o The Carlyle Group
2710 Sand Hill Road, 1st Floor
Menlo Park, CA 94025

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo Holdings LLC]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
MEMBERS:

TA XI DO AIV, L.P.

By: TA Associates XI GP, L.P., its general partner

By: TA Associates, L.P., its general partner

By: TA Associates US Holding Corp., its general partner
By:

/s/ Gregory M. Wallace

Name:    Gregory M. Wallace
Title:    Chief Financial Officer, Funds
Address: 200 Clarendon Street
56th Floor
Boston, Massachusetts 0022116

TA SDF III DO AIV, L.P.

By: TA Associates SDF III GP, L.P., its general partner

By: TA Associates, L.P., its general partner

By: TA Associates US Holding Corp., its general partner
By:

/s/ Gregory M. Wallace

Name:    Gregory M. Wallace
Title:    Chief Financial Officer, Funds
Address: 200 Clarendon Street
56th Floor
Boston, Massachusetts 0022116

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo Holdings LLC]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
MEMBERS:

TA ATLANTIC AND PACIFIC VII-A, L.P.

By: TA Associates AP VII GP L.P., its general partner

By: TA Associates, L.P., its general partner

By: TA Associates US Holding Corp., its general partner
By:

/s/ Gregory M. Wallace

Name:    Gregory M. Wallace
Title:    Chief Financial Officer, Funds
Address: 200 Clarendon Street
56th Floor
Boston, Massachusetts 0022116
TA INVESTORS IV, L.P.

By: TA Associates, L.P., its general partner

By: TA Associates US Holding Corp., its general partner
By:

/s/ Gregory M. Wallace

Name:    Gregory M. Wallace
Title:    Chief Financial Officer, Funds
Address: 200 Clarendon Street
56th Floor
Boston, Massachusetts 0022116

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo Holdings LLC]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
MEMBERS:

TA SDF II DO AIV, L.P.

By: TA Associates SDF II, L.P.

By: TA Associates, L.P., its general partner

By: TA Associates US Holding Corp., its general partner

By:

/s/ Gregory M. Wallace

Name:    Gregory M. Wallace
Title:    Chief Financial Officer, Funds
Address: 200 Clarendon Street
56th Floor
Boston, Massachusetts 0022116

TA SDF II DO AIV II, L.P.

By: TA Associates SDF II, L.P.

By: TA Associates, L.P., its general partner

By: TA Associates US Holding Corp., its general partner

By:

/s/ Gregory M. Wallace

Name:    Gregory M. Wallace
Title:    Chief Financial Officer, Funds
Address: 200 Clarendon Street
56th Floor
Boston, Massachusetts 0022116

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo Holdings LLC]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
MEMBERS:

TA SDF III DO AIV II, L.P.

By: TA Associates SDF III GP, L.P., its general partner

By: TA Associates US Holding Corp., its general partner
By:

/s/ Gregory M. Wallace

Name:    Gregory M. Wallace
Title:    Chief Financial Officer, Funds
Address: 200 Clarendon Street
56th Floor
Boston, Massachusetts 0022116

TA XI DO AIV II, L.P.

By: TA Associates XI GP, L.P., its general partner

By: TA Associates US Holding Corp., its general partner
By:

/s/ Gregory M. Wallace

Name:    Gregory M. Wallace
Title:    Chief Financial Officer, Funds
Address: 200 Clarendon Street
56th Floor
Boston, Massachusetts 0022116

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo Holdings LLC]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
MEMBERS:

TA AP VII-B DO SUBSIDIARY PARTNERSHIP, L.P.

By: TA Associates AP VII GP, L.P., its general partner

By: TA Associates US Holding Corp., its general partner
By:

/s/ Gregory M. Wallace

Name:    Gregory M. Wallace
Title:    Chief Financial Officer, Funds
Address: 200 Clarendon Street
56th Floor
Boston, Massachusetts 0022116

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo Holdings LLC]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
MEMBERS:
FIVEW DISCOVERORG LLC

By: FiveW Capital LLC, its managing member
By:

/s/ D. Randall Winn

Name:    D. Randall Winn
Title:    Managing Director

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo Holdings LLC]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
MEMBERS:

/s/ D. Randall Winn
D. Randall Winn

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of ZoomInfo Holdings LLC]